UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BANDWIDTH INC.
___________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)

___________________________________________________________________________________________
(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SUPPLEMENT TO THE PROXY STATEMENT FOR THE ANNUAL MEETING OF
STOCKHOLDERS OF BANDWIDTH INC.
The following information supplements and amends the proxy statement (the “Proxy Statement”) of Bandwidth Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission on April 15, 2025 and furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for the 2025 Annual Meeting of Stockholders of the Company (the “Annual Meeting”).
Proxy Solicitor
We have engaged Innisfree M&A Incorporated (“Innisfree”) to assist us with the solicitation of proxies in connection with the Annual Meeting. We expect to pay Innisfree a fee of $20,000, plus reimbursement for out-of-pocket expenses for its services.

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